John Hancock Spectrum Income Fund

Summary prospectus 1/1/18

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 800-225-5291 or by sending an email request to info@jhinvestments.com. The fund's prospectus and Statement of Additional Information, both dated 1/1/18, and most recent financial highlights information included in the shareholder report, dated 8/31/17, are incorporated by reference into this summary prospectus.

TICKERS

A: JHSIX	C: JHSRX

Investment objective

To seek a high level of current income with moderate share price fluctuation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 to the prospectus - Intermediary sales charge waivers). More information about these and other discounts is available from your financial representative and on pages 19 to 21 of the prospectus under "Sales charge reductions and waivers" or pages 202 to 206 of the fund's Statement of Additional Information under "Sales Charges on Class A, Class B, and Class C Shares."

Shareholder fees (%) (fees paid directly from your investment)	A	C
Maximum front-end sales charge on purchases, as a % of purchase price	4.00	None
Maximum deferred sales charge as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	1.00
Small account fee (for fund account balances under $1,000) ($)	20	20

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C
Management fee	0.73	0.73
Distribution and service (Rule 12b-1) fees	0.30	1.00
Other expenses	0.19	0.19
Total annual fund operating expenses	1.22	1.92
Contractual expense reimbursement[1]	–0.10	–0.05
Total annual fund operating expenses after expense reimbursements	1.12	1.87

1 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class A and Class C shares, as applicable, exceed 1.12% and 1.87%, respectively, of average net assets attributable to the applicable class. For purposes of this agreement, "expenses of Class A and Class C shares" means all class expenses (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business; (e) acquired fund fees and expenses paid indirectly; and (f) short dividend expense. The agreement expires on December 31, 2018, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C
Shares		Sold	Not Sold
1 year	510	290	190
3 years	762	598	598
5 years	1,034	1,032	1,032
10 years	1,810	2,239	2,239

John Hancock Spectrum Income Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 69% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund diversifies its assets widely among various fixed-income and equity market segments. The fund seeks to maintain broad exposure primarily to domestic and international fixed-income markets in an attempt to reduce the impact of declining markets and to benefit from good performance in particular market segments over time.

The fund normally invests in investment-grade corporate, high-yield, and foreign and emerging-market fixed-income securities, income-oriented stocks, short-term securities, asset-backed and mortgage-related securities, and U.S. government and agency securities. The fund will also seek equity income through investments in dividend-paying stocks.

Fixed-income securities may have short-, intermediate-, or long-term maturities, and will comprise a range of credit qualities with either fixed or floating interest rates. Fixed-income investments in which the fund may invest without limit include investment-grade corporate securities, asset-backed and mortgage-related securities, and bank loan participations and assignments. The fund's fixed-income investments may include privately negotiated notes or loans, including loan participations and assignments (bank loans). Some loans may be illiquid.

The fund may invest in asset-backed securities rated lower than A (but not lower than B by Standard & Poor's Ratings Services, Moody's Investors Service, Inc. or Fitch Ratings Inc.). Under normal circumstances, no more than 15% of the asset-backed securities purchased for the fund will be rated less than A- by the three agencies. The lowest rating would apply in the case of split-rated asset-backed securities. Mortgage-related investments could include mortgage dollar rolls and investments in more volatile stripped mortgage securities and collateralized mortgage obligations. The fund may invest a substantial portion (up to 40% of its total assets) in below-investment-grade fixed-income securities (or their unrated equivalents), commonly known as junk bonds. The fund may invest in U.S. government and municipal securities (including Treasury Inflation-Protected Securities or TIPs), GNMAs, and other agency-related fixed income securities, and there is no limit on the fund's investment in these securities. The fund may also invest up to 45% of its total assets in foreign government and emerging-market fixed-income securities (excluding Yankee bonds). Foreign currency forwards, options, and futures may be used to protect the fund's foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other securities. The fund's investment policies are based on credit ratings at the time of purchase.

The manager uses fundamental research and credit analysis to select fixed-income securities. The manager considers a variety of factors in analyzing fixed-income securities, including the issuer's financial condition and operating history, the depth and quality of management, sensitivities to economic conditions, debt levels and ability to service its outstanding debt, access to capital markets, and external factors such as the economic and political conditions in the issuer's country. Other than the specific investment limits described above, there is no minimum or maximum percentage of assets that the manager will invest in any particular type of fixed-income security. Maturities of the fund's fixed-income investments reflect the manager's outlook for interest rates.

The manager selects the fund's equity investments (limited to 40% of total assets ) using a value strategy with a focus on large-cap, dividend-paying common stocks. The manager invests in stocks and other securities, including preferred stock and convertible securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. The manager may vary the allocation of the fund's assets to a particular market segment based on the relative valuations of these market segments.The manager may also weigh such factors as the outlook for the economy and market conditions, both on a global and local (country) basis, corporate earnings, and the yield advantages of one fixed-income sector over another.

The fund holds a certain portion of its assets in money market reserves consisting of shares of the T. Rowe Price Government Reserve Fund (or any other internal T. Rowe Price money market fund) or U.S. dollar- and foreign currency-denominated money market securities. These include repurchase agreements in the two highest rating categories that mature in one year or less. The fund may invest reserves in U.S. dollars and foreign currencies.

The fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures, and options. Such securities may bear interest or pay dividends at below-market rates or even relatively nominal market rates.

In pursuing the fund's investment objective, the manager may deviate from the fund's normal investment criteria to purchase securities the manager believes might appreciate substantially. The fund may invest significantly in the information technology sector.

The fund's investment process may, at times, result in a high portfolio turnover rate.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

The fund's main risks are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 7 of the prospectus.

Changing distribution levels risk. The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.

John Hancock Spectrum Income Fund

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Growth company securities may fluctuate more in price than other securities because of the greater emphasis on earnings expectations. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.

Exchange-traded funds risk. An ETF generally reflects the risks of the underlying securities it is designed to track. A fund bears ETF fees and expenses indirectly.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Regulatory changes in derivative markets could impact the cost of or the fund's ability to engage in derivatives transactions. Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.

High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Hybrid instrument risk. Hybrid instruments entail greater market risk and may be more volatile than traditional debt instruments, may bear interest or pay preferred dividends at below-market rates, and may be illiquid. The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, and currencies.

Information technology risk. Information technology companies can be significantly affected by rapid obsolescence, short product cycles, competition, and government regulation, among other factors.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, risks associated with extended settlement, and the risks of being a lender.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Mortgage-backed and asset-backed securities risk.  Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer's Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock's value can depend heavily upon the underlying common stock's value.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 A.M.—7:00 P.M., and Friday, 8:00 A.M.—6:00 P.M., Eastern time.

John Hancock Spectrum Income Fund

A note on performance

Class NAV shares commenced operations on October 29, 2005. Class A and Class C shares commenced operations on March 27, 2015. Returns prior to a class's commencement date are those of Class NAV shares, except that they include sales charges. Returns for Class A and Class C shares would have been substantially similar to returns of Class NAV shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.

Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return. The fund's total return for the nine months ended September 30, 2017, was 5.59%.
Best quarter:   Q2 '09, 10.47%
Worst quarter:   Q4 '08, –5.24%

Average annual total returns (%)—as of 12/31/16	1 year	5 year	10 year
Class A (before tax)	3.55	3.57	4.69
after tax on distributions	2.36	1.95	2.91
after tax on distributions, with sale	2.06	2.14	2.97
Class C	6.10	4.15	4.98
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65	2.23	4.34

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor T. Rowe Price Associates, Inc.
Sub-Subadvisor T. Rowe Price International Ltd.

Portfolio management

Charles M. Shriver, CFA Vice President Managed the fund since 2011

Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our website, jhinvestments.com; by mail, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone, 800-225-5291.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

© 2018 JOHN HANCOCK FUNDS, LLC 4590SP 1/1/18 SEC file number: 811-21779